UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Shares	Value

Common Stocks—98.1%

Consumer Discretionary—21.9%

Auto Components—3.0%
Continental AG	1,640,048	$329,335,531

Valeo SA	2,085,231	288,861,099

		618,196,630

Automobiles—1.6%
Bayerische Motoren Werke AG	1,643,321	134,423,651

Hero MotoCorp Ltd.	5,671,266	207,235,353

		341,659,004

Diversified Consumer Services—0.8%
Dignity plc[1]	4,756,330	165,496,306

Hotels, Restaurants & Leisure—3.8%
Carnival Corp.	6,014,590	288,459,737

Domino’s Pizza Group plc[1]	16,433,847	238,313,938

William Hill plc[1]	47,404,201	269,237,674

		796,011,349

Household Durables—1.0%
SEB SA	2,306,427	214,095,300

Media—3.6%
Grupo Televisa SAB, Sponsored ADR	5,866,480	150,768,536

ProSiebenSat.1 Media SE	4,856,627	249,157,203

SES SA, FDR	5,708,100	149,576,734

Sky plc	13,956,642	201,230,357

		750,732,830

Multiline Retail—2.6%
Dollarama, Inc.	5,975,969	347,869,415

Hudson’s Bay Co.[1]	14,829,893	187,648,018

		535,517,433

Specialty Retail—0.8%
Industria de Diseno Textil SA	5,574,216	172,417,066

Textiles, Apparel & Luxury Goods—4.7%
Burberry Group plc	11,694,215	214,187,133

Cie Financiere Richemont SA	3,039,025	193,388,226

Hermes International	584,442	199,313,397

LVMH Moet Hennessy Louis Vuitton SE	1,263,750	210,540,647

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Swatch Group AG (The)	501,074	$173,295,411

		990,724,814

Consumer Staples—11.0%

Beverages—2.5%
Diageo plc	4,144,074	106,582,449

Heineken NV	3,439,782	276,645,381

Pernod Ricard SA	1,328,812	141,334,997

		524,562,827

Food & Staples Retailing—1.8%
CP ALL PCL	174,044,900	211,118,022

Spar Group Ltd. (The)[1]	13,706,893	154,275,790

		365,393,812

Food Products—4.9%
Aryzta AG1,2	4,704,493	223,728,207

Barry Callebaut AG2	178,412	187,468,558

Danone SA	2,253,152	156,300,863

Saputo, Inc.	8,669,858	252,470,366

Unilever plc	4,774,086	204,335,771

		1,024,303,765

Household Products—1.2%
Reckitt Benckiser Group plc	2,690,325	244,847,417

Tobacco—0.6%
Swedish Match AB	4,060,406	130,743,169

Energy—1.3%

Energy Equipment & Services—0.3%
Technip SA	1,522,122	75,221,726

Oil, Gas & Consumable Fuels—1.0%
Koninklijke Vopak NV	4,479,617	203,611,209

Financials—3.2%

Capital Markets—2.0%
ICAP plc[1]	37,221,065	223,944,567

Tullett Prebon plc	12,156,254	58,682,058

UBS Group AG	9,378,699	142,906,031

		425,532,656

Commercial Banks—0.4%
ICICI Bank Ltd., Sponsored ADR	15,806,350	89,622,005

Insurance—0.8%
Prudential plc	9,373,513	161,827,018

1        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—11.2%

Biotechnology—2.4%
CSL Ltd.	3,346,100	$244,752,881

Grifols SA	11,932,462	259,768,224

		504,521,105

Health Care Equipment & Supplies—3.3%
Coloplast AS, Cl. B	2,857,361	215,565,663

Essilor International SA	1,370,526	161,922,635

Sonova Holding AG	1,475,149	176,682,072

William Demant Holding AS2	1,635,663	141,740,094

		695,910,464

Health Care Providers & Services—0.6%
Sonic Healthcare Ltd.	9,227,216	120,070,859

Life Sciences Tools & Services—1.0%
Lonza Group AG2	1,330,193	201,285,812

Pharmaceuticals—3.9%
Galenica AG	155,433	232,822,568

Novo Nordisk AS, Cl. B	5,995,625	308,113,219

Oxagen Ltd.[2,3]	214,287	2,983

Roche Holding AG	1,056,048	270,495,396

		811,434,166

Industrials—20.2%

Aerospace & Defense—2.7%
Airbus Group SE	4,359,743	282,352,417

Embraer SA	14,635,046	110,066,713

Rolls-Royce Holdings plc[2]	19,047,978	177,501,516

		569,920,646

Air Freight & Couriers—1.0%
Royal Mail plc	32,147,696	201,859,180

Commercial Services & Supplies—2.3%
Aggreko plc	7,580,038	92,641,294

Edenred	9,590,150	168,240,445

Prosegur Cia de Seguridad SA1	42,673,895	212,655,539

		473,537,278

Construction & Engineering—1.3%
Boskalis Westminster	3,423,769	123,897,121

CIMIC Group Ltd.	6,291,298	141,058,615

		264,955,736

Electrical Equipment—3.2%
ABB Ltd.[2]	4,596,593	81,886,369

	Shares	Value

Electrical Equipment (Continued)

Legrand SA	3,530,620	$175,742,994

Nidec Corp.	3,728,170	248,610,628

Schneider Electric SE	2,645,580	156,470,593

		662,710,584

Machinery—2.5%
Aalberts Industries NV1	8,699,672	268,975,358

Atlas Copco AB, Cl. A	9,016,559	202,965,066

Weir Group plc (The)	3,806,709	49,959,936

		521,900,360

Professional Services—2.7%
Experian plc	11,964,812	195,218,606

Intertek Group plc	5,738,330	231,825,096

SGS SA	72,132	144,895,136

		571,938,838

Trading Companies & Distributors—4.5%
Brenntag AG	5,085,558	245,895,693

Bunzl plc	10,259,173	274,173,715

Travis Perkins plc	8,944,012	221,501,916

Wolseley plc	4,059,859	207,571,789

		949,143,113

Information Technology—16.9%

Communications Equipment—2.4%
Nokia OYJ	41,422,380	251,859,564

Telefonaktiebolaget LM Ericsson, Cl. B	27,630,917	254,444,644

		506,304,208

Electronic Equipment, Instruments, & Components—2.6%
Hoya Corp.	5,959,510	214,577,497

Keyence Corp.	438,421	225,744,353

Spectris plc	4,370,124	108,831,480

		549,153,330

Internet Software & Services—1.7%
United Internet AG	3,630,269	177,381,838

Yahoo Japan Corp.	46,393,400	182,257,886

		359,639,724

IT Services—1.3%
Amadeus IT Holding SA, Cl. A	6,687,522	268,585,171

Semiconductors & Semiconductor Equipment—3.3%
ARM Holdings plc	11,838,920	162,539,407

2        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

ASML Holding NV	2,156,287	$196,722,990

Infineon
Technologies AG	27,281,929	334,796,346

		694,058,743

Software—4.8%
AVEVA Group plc	3,016,724	63,608,990

Dassault Systemes	3,012,560	227,096,645

Gemalto NV	3,689,534	233,173,066

SAP SE	3,179,498	241,859,573

Temenos Group AG1,2	4,878,182	239,509,556

		1,005,247,830

Technology Hardware, Storage & Peripherals—0.8%
Lenovo Group Ltd.	183,308,000	153,926,283

Materials—5.7%

Chemicals—4.5%
Essentra plc[1]	20,382,636	236,064,392

Novozymes AS, Cl. B	5,268,410	225,605,961

Sika AG	52,345	198,607,098

Syngenta AG	719,520	289,076,920

		949,354,371

Construction Materials—1.2%
James Hardie Industries plc	19,178,300	245,258,558

Telecommunication Services—6.7%

Diversified Telecommunication Services—5.3%
BT Group plc	40,086,122	269,206,748

Iliad SA	926,590	226,522,838

Inmarsat plc	11,014,327	148,971,378

Nippon Telegraph & Telephone Corp.	8,662,000	370,692,777

	Shares	Value

Diversified Telecommunication Services (Continued)

Telstra Corp. Ltd.	26,457,500	$99,170,649

		1,114,564,390

Wireless Telecommunication Services—1.4%
Vodafone Group plc	93,532,857	284,387,601

Total Common Stocks (Cost $18,991,748,902)		20,510,184,686

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	172,139,289	2,264,163

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2] (Cost $264,716)	1,118,385	14,651

	Shares

Investment Company—1.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[1,4] (Cost $363,282,498)	363,282,498	363,282,498

Total Investments, at Value (Cost $19,356,139,976)	99.8%	20,875,745,998

Net Other Assets (Liabilities)	0.2	42,859,805

Net Assets	100.0%	$20,918,605,803

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares February 29, 2016

Aalberts Industries NV	8,616,385	83,287	—	8,699,672
Aryzta AG	4,440,124	264,369	—	4,704,493
Dignity plc	4,756,330	—	—	4,756,330

3        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares February 29, 2016

Domino’s Pizza Group plc	16,433,847	—	—	16,433,847
Essentra plc	20,187,506	195,130	—	20,382,636
Hudson’s Bay Co.	13,208,872	1,621,021	—	14,829,893
ICAP plc	36,699,266	521,799	—	37,221,065
Oppenheimer Institutional Money
Market Fund, Cl. E	373,545,693	716,133,540	726,396,735	363,282,498
Prosegur Cia de Seguridad SA	35,117,286	7,556,609	—	42,673,895
Spar Group Ltd. (The)	13,575,669	131,224	—	13,706,893
Temenos Group AG	4,878,182	—	—	4,878,182
William Hill plc	46,457,890	946,311	—	47,404,201

			Value	Income

Aalberts Industries NV			$268,975,358	$—
Aryzta AG			223,728,207	2,903,589
Dignity plc			165,496,306	—
Domino’s Pizza Group plc			238,313,938	—
Essentra plc			236,064,392	—
Hudson’s Bay Co.			187,648,018	437,862
ICAP plc			223,944,567	3,528,590
Oppenheimer Institutional Money Market Fund, Cl. E			363,282,498	324,819
Prosegur Cia de Seguridad SA			212,655,539	831,784
Spar Group Ltd. (The)			154,275,790	—
Temenos Group AG			239,509,556	—
William Hill plc			269,237,674	—

Total			$2,783,131,843	$8,026,644

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities at period end was $2,983, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Oxagen Ltd.	12/20/00	$2,210,700	$2,983	$2,207,717

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$5,014,547,731	24.0%
Switzerland	2,756,047,360	13.2
France	2,551,240,912	12.2
Germany	1,712,849,834	8.2
Netherlands	1,585,377,543	7.6
Japan	1,241,883,142	6.0
Spain	913,426,001	4.4
Denmark	891,024,938	4.3
Canada	787,987,799	3.8
United States	651,756,885	3.1

4        OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Australia	$605,053,005	2.9%
Sweden	588,152,879	2.8
India	299,121,521	1.4
Finland	251,859,564	1.2
Ireland	245,258,558	1.2
Thailand	211,118,022	1.0
South Africa	154,275,790	0.8
China	153,926,283	0.7
Mexico	150,768,536	0.7
Brazil	110,066,713	0.5
Hong Kong	2,982	0.0

Total	$20,875,745,998	100.0%

5        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the

6        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

7        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

8        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$974,745,706	$3,610,105,026	$—	$4,584,850,732
Consumer Staples	252,470,366	2,037,380,624	—	2,289,850,990
Energy	—	278,832,935	—	278,832,935
Financials	89,622,005	587,359,674	—	676,981,679
Health Care	—	2,333,219,423	2,983	2,333,222,406
Industrials	—	4,215,965,735	—	4,215,965,735
Information Technology	—	3,536,915,289	—	3,536,915,289
Materials	—	1,194,612,929	—	1,194,612,929
Telecommunication Services	—	1,398,951,991	—	1,398,951,991
Preferred Stock	2,264,163	—	—	2,264,163
Rights, Warrants and Certificates	—	14,651	—	14,651
Investment Company	363,282,498	—	—	363,282,498

Total Assets	$1,682,384,738	$19,193,358,277	$2,983	$20,875,745,998

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$(658,268,493)	$658,268,493
Consumer Staples	(251,554,084)	251,554,084
Financials	(537,756,069)	537,756,069
Industrials	(1,395,437,037)	1,395,437,037
Information
Technology	(99,638,690)	99,638,690
Telecommunication
Services	(785,124,669)	785,124,669

Total Assets	$(3,727,779,042)	$3,727,779,042

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

10        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$19,394,683,692

Gross unrealized appreciation	$4,580,418,374
Gross unrealized depreciation	(3,099,356,068)

Net unrealized appreciation	$1,481,062,306

12        OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016